Supplement Dated July 27, 2011 to Your Prospectus

Effective immediately, under the “Investment Management Fees and Other Expenses” table of your prospectus, the following fund information is deleted and replaced with:

Sub-account:	Management Fee	Distribution And/or Service (12b-1) Fees	Other Expenses*	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement*	Total Annual Operating Expenses After Fee waiver
Templeton Developing Markets Securities Fund – Class 1	1.110%	N/A	0.260%	0.010%	1.380%	-0.010%	1.370%

*Restated to reflect the decrease in the investment management fee effective May 1, 2011. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreement may not be terminated during the term set forth above.

This supplement should be retained with the Prospectus for future reference.

HV-8117